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                                                                   EXHIBIT 10.54

                FIRST AMENDMENT TO SENIOR MANAGEMENT AGREEMENT
                ----------------------------------------------

          THIS FIRST AMENDMENT TO SENIOR MANAGEMENT AGREEMENT (this "Amendment")
                                                                     ---------
is made of January 10, 2000, between ZEFER Corp., a Delaware corporation (the "Company"), and William Seibel ("Executive"). Except as otherwise indicated
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herein, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

          WHEREAS, the parties to this Amendment are all of the parties to that certain Senior Management Agreement, dated as of March 23, 1999, between the Company and Executive (the "Senior Management Agreement");
                            ---------------------------

          WHEREAS, the parties hereto desire to make certain amendments to the Purchase Agreement in accordance with Section 12(i) thereof; and

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Amendments to Senior Management Agreement.
                 -----------------------------------------
          1A. Section 2(a) of the Senior Management Agreement shall be amended and restated in its entirety as follows:

                 (a) All of the shares of Executive Stock acquired hereunder shall be subject to vesting in the manner specified in this Section 2. Except as otherwise provided in Sections 2(b) and 2(c) below, commencing on the day immediately following the Closing and continuing so long as Executive is still employed by the Company or any of its Subsidiaries, the Executive Stock will vest daily on a pro rata basis so that 100% of the Executive Stock will be vested on the 5th Anniversary of the Closing (the "Vesting Schedule").
                                           ----------------

          1B. Section 2(b) of the Senior Management Agreement shall be amended and restated in its entirety as follows:

                 (b) In the event the Company consummates its initial Public Offering prior to the 1st Anniversary of the Closing, the Vesting Schedule shall be modified such that, so long as Executive is still employed by the Company or any of its Subsidiaries, the shares of Executive Stock will vest as follows: (i) 33% of the Executive Stock will vest upon the occurrence of such Public Offering, and (ii) commencing on the day immediately following such Public Offering, the remaining unvested shares of Executive Stock will vest daily on a pro rata basis so that 100% of the Executive Stock will be vested on the 5th Anniversary of the Closing. In the event the Company consummates its initial Public Offering after the 1st Anniversary of the Closing but prior to the 2nd Anniversary of the Closing, the Vesting Schedule shall be modified such that, so long as Executive is still employed by the Company or any of its Subsidiaries, the shares of Executive Stock that are unvested immediately prior to such initial Public Offering will vest as follows: (i) an additional number of shares of Executive Stock will vest upon the
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          occurrence of such Public Offering so that 33% of the Executive Stock will be vested immediately thereafter, (ii) commencing on the day immediately following such Public Offering and continuing until the 2nd Anniversary of the Closing, an additional number of shares of Executive Stock will vest daily on a pro rata basis so that 40% of the Executive Stock will be vested on the 2nd Anniversary of the Closing, and (iii) commencing on the day immediately following the 2nd Anniversary of the Closing, the remaining unvested shares of Executive Stock will vest daily on a pro rata basis so that100% of the Executive Stock will be vested on the 5th Anniversary of the Closing.


     Section 2. Retroactive Application of Amended and Restated Vesting
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Schedule. The amendment set forth in Section 1A above shall be applied
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retroactively so as to cause the Executive Stock to be subject to the amended and restated Vesting Schedule as of March 23, 1999.

     Section 3. Limitations. Except as expressly amended by this Amendment, all
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of the terms and provisions of the Senior Management Agreement shall remain in full force and effect. This Amendment supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.


                                  *  *  *  *

                                       2
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             IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to Senior Management Agreement on the date first written above.


                                          ZEFER Corp.
                                          By:  /s/ William Seibel
                                               -------------------------------
                                          Its: President



                                           -----------------------------------
                                           William Seibel


Agreed and Accepted:

GTCR FUND VI, L.P.
By:       GTCR Partners VI, L.P.
Its:      General Partner
By:       GTCR Golder Rauner, L.L.C.
Its:      General Partner

By:       /s/ Philip Canfield
          ---------------------------------
Name:
          ---------------------------------
Its:      Principal

GTCR VI EXECUTIVE FUND, L.P.
By:       GTCR Partners VI, L.P.
Its:      General Partner
By:       GTCR Golder Rauner, L.L.C.
Its:      General Partner

By:       /s/ Philip Canfield
          ---------------------------------
Name:
          ---------------------------------
Its:      Principal

GTCR ASSOCIATES VI
By:       GTCR Partners VI, L.P.
Its:      General Partner
By:       GTCR Golder Rauner, L.L.C.
Its:      General Partner

By:       /s/ Philip Canfield
          ---------------------------------
Name:
          ---------------------------------
Its:      Principal


                       SIGNATURE PAGE TO FIRST AMENDMENT
                        TO SENIOR MANAGEMENT AGREEMENT